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                                                                 Exhibit 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 23, 1998, included in this Report on Form 10-KA, into the Company's previously filed Registration Statements (File Nos. 333-24579 and 333-57101).


                                                   /s/ Arthur Andersen LLP

San Francisco, California
February 24, 1999